EXHIBIT 99.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Brilliant Digital Entertainment, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to Amendment No. 2 to the Quarterly Report of the Company on Form 10-QSB for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission (the "10-QSB/A Report") that:

(1) the 10-QSB/A Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      the information  contained in the 10-QSB/A Report fairly  presents,  in
         all  material  respects,   the  financial   condition  and  results  of
         operations of the Company.





Date:  July 3, 2003                                   /s/ KEVIN BERMEISTER
                                                      --------------------------
                                                         Kevin Bermeister
                                                         President and
                                                         Chief Executive Officer






Date:  July 3, 2003                                   /s/ TYLER TARR
                                                      --------------------------
                                                         Tyler Tarr
                                                         Chief Financial Officer